UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2023

WEJO GROUP LIMITED
(Exact name of registrant as specified in its charter)

Bermuda	001-41091	98-1611674
(State or Other Jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

Canon’s Court
22 Victoria Street
Hamilton	Bermuda	HM12
(Address of Principal Executive Offices)		(Zip Code)
+44 8002 343065
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Each Exchange on Which Registered:
Common Share, par value $0.001 per share	WEJO	The NASDAQ Stock Market LLC

Warrants, each whole warrant exercisable for one share of common shares at an exercise price of $11.50	WEJOW	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter):
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Item 8.01 Other Events.

This Form 8-K is filed by Wejo Group Limited, an exempted company limited by shares incorporated under the laws of Bermuda company (the “Company” or “Wejo”), to provide financial statements pursuant to Item 9.01(a)(1) and pro forma financial information pursuant to Item 9.01(b)(1) of Form 8-K related to the proposed business combination between Wejo and TKB Critical Technologies 1, an exempted company limited by shares incorporated under the laws of the Cayman Islands (“TKB”) previously reported in the Current Report on Form 8-K (File No. 001-41091) filed with the Securities and Exchange Commission (“SEC”) on January 10, 2023, as amended. The pro forma financial information gives effect to certain pro forma events related to the business combination and has been presented for informational purposes only. It does not purport to project the future financial position or operating results of the Company following the business combination. The completion of the business combination is subject to satisfaction of certain closing conditions as discussed in more detail in the Current Report on Form 8-K filed with the SEC on January 10, 2023. This Report on Form 8-K is incorporated by reference into the Registration Statement on Form S-3 of the Registrant filed with the Securities and Exchange Commission on December 21, 2022 (File 333-268929).

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained in this communication are forward-looking statements. Forward-looking statements with respect to TKB, Wejo and their potential business combination and related transactions (the “Potential Business Combination”), include statements regarding the anticipated benefits of the Potential Business Combination, the anticipated timing of the Potential Business Combination, the products and services offered by Wejo and the markets in which it operates (including future market opportunities), Wejo’s projected future results, future financial condition and performance and expected financial impacts of the Potential Business Combination (including future revenue, pro forma enterprise value and cash balance), the satisfaction of closing conditions to the Potential Business Combination and the level of redemptions of TKB’s public shareholders, and Wejo’s expectations, intentions, strategies, assumptions or beliefs about future events, results of operations or performance or that do not solely relate to historical or current facts. These forward-looking statements generally are identified by the words “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “future,” “intend,” “may,” “opportunity,” “plan,” “potential,” “project,” “representative of,” “scales,” “should,” “strategy,” “valuation,” “will,” “will be,” “will continue,” “will likely result,” “would,” and similar expressions (or the negative versions of such words or expressions). Forward-looking statements are based on current assumptions, estimates, expectations, and projections of the management of TKB and Wejo and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: (i) the risk that the Potential Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of TKB’s and Wejo’s securities, (ii) the risk that the Potential Business Combination may not be completed by TKB’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by TKB, (iii) the failure to satisfy the conditions to the consummation of the Potential Business Combination, including the approval of the Potential Business Combination by the shareholders of TKB and Wejo, the satisfaction of the minimum trust account amount following any redemptions by TKB’s public shareholders (if applicable), the failure by Wejo to obtain the additional financing required to complete the Potential Business Combination, and the receipt of certain governmental and other third-party approvals (or that such approvals result in the imposition of conditions that could reduce the anticipated benefits from the Potential Business Combination or cause the parties to abandon the Potential Business Combination), (iv) the lack of a fairness opinion from Wejo in determining whether or not to pursue the Potential Business Combination, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive agreements relating to the Potential Business Combination, (vi) the effect of the announcement or pendency of the Potential Business Combination on Wejo’s business relationships, operating results, performance and business generally, (vii) risks that the Potential Business Combination disrupts current plans and operations of Wejo and the disruption of management's attention due to the Potential Business Combination, (viii) the outcome of any legal proceedings that may be instituted against TKB or Wejo related to the Potential Business Combination, (ix) the ability to maintain the listing of the securities of the surviving entity resulting from the Potential Business Combination on a national securities exchange, (x) changes in the combined capital structure of TKB and Wejo following the Potential Business Combination, (xi) changes in the competitive industries and markets in which Wejo operates or plans to operate, (xii) changes in laws and regulations affecting Wejo’s business, (xiii) the ability to implement business plans, forecasts, and other expectations after the completion of the Potential Business Combination, and identify and realize additional opportunities, (xiv) risks related to the uncertainty of Wejo’s projected financial information, (xv) risks related to Wejo’s rollout of its business and the timing of expected business milestones, (xvi) risks related to Wejo’s potential inability to achieve or maintain profitability and generate cash, (xvii) current and future conditions in the global economy, including as a result of the impact of the COVID-19 pandemic, inflation, supply chain constraints, and other macroeconomic factors and their impact on Wejo, its business and markets in which it operates, (xviii) the ability of Wejo to maintain relationships with customers, suppliers and others with whom Wejo does business, (xix) the potential inability of Wejo to manage growth effectively, (xx) the enforceability of Wejo’s intellectual property, including its patents and the potential infringement on the intellectual property rights of others, (xxi) costs or unexpected liabilities related to the Potential Business Combination and the failure to realize anticipated benefits of the Potential Business Combination or to realize estimated pro forma results and underlying assumptions, including with respect to estimated shareholder redemptions, (xxii)

changes to the proposed structure of the Potential Business Combination that may be required or are appropriate as a result of applicable laws or regulations, (xxiii) the ability to recruit, train and retain qualified personnel, and (xxiv) the ability of the surviving entity resulting from the Potential Business Combination to issue equity or obtain financing.

The foregoing list of factors that may affect the business, financial condition or operating results of TKB and/or Wejo is not exhaustive. Additional factors are set forth in their respective filings with the U.S. Securities and Exchange Commission (the “SEC”), and further information concerning TKB and Wejo may emerge from time to time. In particular, you should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of (a) TKB’s (i) prospectus filed with the SEC on October 28, 2021, and (ii) Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on April 4, 2023, (b) Wejo’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on April 3, 2023, and (c) other documents filed or to be filed by TKB and/or Wejo with the SEC (including a registration statement on Form S-4 to be filed in connection with the Potential Business Combination). There may be additional risks that neither TKB nor Wejo presently know or that TKB and Wejo currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Readers are urged to consider these factors carefully in evaluating these forward-looking statements.
Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements. TKB and Wejo expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in their expectations with respect thereto or any change in events, conditions, or circumstances on which any statement is based, except as required by law, whether as a result of new information, future events, or otherwise. Neither TKB nor Wejo gives any assurance that either TKB, Wejo or the combined company will achieve its expectations.

No Offer or Solicitation.

This communication does not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the Potential Business Combination or any related transactions, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This communication does not constitute either advice or a recommendation regarding any securities. This communication is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, as amended, or exemptions therefrom.

NONE OF THE SEC NOR ANY OTHER SECURITIES COMMISSION OR SIMILAR REGULATORY AGENCY OF ANY OTHER U.S. OR NON-U.S. JURISDICTION HAS REVIEWED, EVALUATED, APPROVED, DISAPPROVED, PASSED UPON OR ENDORSED THE MERITS OF, THE POTENTIAL BUSINESS COMBINATION OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN, OR DETERMINED THAT THIS COMMUNICATION IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

To the fullest extent permitted by law, in no circumstances will TKB, Wejo or any of their respective subsidiaries, shareholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this communication, its contents (including the internal economic models), its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith.

Important Information About the Proposed Business Combination and Where to Find It.

In connection with the Potential Business Combination, TKB and Wejo intend to file relevant materials with the SEC, including a registration statement on Form S-4, which will include a document that serves as a joint prospectus and proxy statement, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all shareholders of TKB and Wejo. TKB and Wejo will also file other documents regarding the Potential Business Combination with the SEC. Before making any voting or investment decision, investors and security holders of TKB and Wejo are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the Potential Business Combination as they become available because they will contain important information about the Potential Business Combination. Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by TKB and Wejo through the website maintained by the SEC at www.sec.gov.

The documents filed by TKB with the SEC also may be obtained free of charge upon written request to TKB Critical Technologies 1,400 Continental Blvd, Suite 6000, El Segundo, CA 90245 or via email at ablatteis@tkbtech.com.

The documents filed by Wejo with the SEC also may be obtained free of charge upon written request to Wejo Group Limited, ABC Building, 21-23 Quay Street, Manchester, M3 4A or via email at investor.relations@wejo.com.

Participants in the Solicitation.

This communication may be deemed solicitation material in respect of the Potential Business Combination. TKB, Wejo and their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from TKB’s or Wejo’s shareholders in connection with the Potential Business Combination. A list of the names of such directors and executive officers, and information regarding their interests in the Potential Business Combination and their ownership of TKB’s or Wejo’s securities, as applicable, are, or will be, contained in their respective filings with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the Potential Business Combination may be obtained by reading the proxy statement/prospectus regarding the Potential Business Combination when it becomes available. You may obtain free copies of these documents as described above.

Item 9.01 Financial Statements and Exhibits.

Set forth below is a list of the exhibits to this Current Report on Form 8-K.

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm of TKB Critical Technologies 1.
99.1
Audited Financial Statements as of December 31, 2022 and 2021 and for the year ended December 31, 2022 and for the period from April 20, 2021 (inception) through December 31, 2021 of TKB Critical Technologies 1.

99.2	Unaudited Pro Forma Condensed Combined Financial Information of Wejo Holdings Ltd.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Dated: April 12, 2023

Wejo Group Limited

By:	/s/ John T. Maxwell
John T. Maxwell
Chief Financial Officer and Director